Taxes On Income (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2016 Scenario, Forecast [Member]	Dec. 31, 2015 Scenario, Forecast [Member]	Dec. 31, 2014 Scenario, Forecast [Member]	Dec. 31, 2013 Scenario, Forecast [Member]	Dec. 31, 2012 Scenario, Forecast [Member]
Tax rate	25.00%	24.00%	25.00%	18.00%	20.00%	21.00%	22.00%	23.00%
Net operating loss carryforwards for US federal income tax		$ 379
Net change in valuation allowance	(183)	(478)	210
Increase in deferred taxes		125
Increase in deferred taxes, recognized in deferred tax income		127
Increase in deferred taxes, recognized in equity		2
Unrecognized tax benefits	1,521	1,394	1,172
Amount that may be recognized by the end of 2013	600
Temporary deferred income tax differences	550
Unrecognized deferred tax liability associated with temporary differences	$ 70